SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K



                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    December 18, 1996
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                             Phar-Mor, Inc.
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             (Exact name of registrant as specified in its charter)



     Pennsylvania                0-27050                   25-1466309
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(State or other jurisdiction   (Commission                (I.R.S Employer
   of incorporation)            File Number)              Identification No.)



20 Federal Plaza West, Youngstown, Ohio                     44501-400
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code (330) 746-6641
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         (Former name or former address, if changed since last report)

                        Exhibit Index appears on Page 4

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Item 5. Other Events.
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     Phar-Mor, Inc. has been informed that on December 18, 1996, FoxMeyer
Health Corporation exercised its buy-sell rights under its agreement with Robert M. Haft with respect to Hamilton Morgan, LLC, a Delaware limited liability company that currently directly owns 3,750,000 shares of Phar-Mor common stock. Robert M. Haft, Phar-Mor's Chairman of the Board and Chief Executive Officer, and his wife Mary Z. Haft, as tenants by the entirety, own 30.2% of the membership interests in Hamilton Morgan, and FoxMeyer Health Corporation owns the remaining 69.8% of such interests. Abbey Butler and Melvyn Estrin, co-chairmen of the board, co-chief executive officers and major shareholders of FoxMeyer, are directors of Phar-Mor. The press release issued by Phar-Mor with respect to FoxMeyer's exercise of its buy-sell rights, annexed hereto as Exhibit 99.1, is incorporated in its entirety by reference in response to this Item 5. The Amended and Restated Limited Liability Company Agreement of Hamilton Morgan setting forth the terms of the buy-sell rights, annexed hereto as Exhibit 9.1, is incorporated in its entirety by reference in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits
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     9.1     -     Amended and Restated Limited Liability Company Agreement
                   of Hamilton Morgan dated May 5, 1995, among Robert M. Haft, Mary Z. Haft and FoxMeyer Health Corporation, incorporated by reference to Phar-Mor's Registration Statement on Form 10, filed October 23, 1995, as amended, under File No. 0-7050.

     99.1     -    Press Release


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                                SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Phar-Mor, Inc.



Date: December 20, 1996            By:  /s/ M. David Schwartz
                                         -----------------------------
                                         M. David Schwartz
                                         President and Chief Operating Officer


Date: December 20, 1996             By: /s/ Daniel P. O'Leary
                                       --------------------------------
                                         Daniel P. O'Leary
                                         Senior Vice President and
                                         Chief Financial Officer


Date: December 20, 1996             By: /s/ John R. Ficarro
                                        ---------------------------------
                                          John R. Ficarro
                                          Senior Vice President, Secretary and
                                          General Counsel

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
                              INDEX TO EXHIBITS

                             FORM 8-K

Exhibit

9.1   -   Amended and Restated Limited Liability Company Agreement
          of Hamilton Morgan dated May 5, 1995, among Robert M. Haft,
          Mary Z. Haft and FoxMeyer Health Corporation, incorporated by reference to Phar-Mor's Registration Statement on Form 10, filed October 23, 1995, as amended, under File No. 0-27050.

99.1  -   Press Release